UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

BNY Mellon Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Variable Investment Fund, Appreciation Portfolio

SEMIANNUAL REPORT June 30, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Appreciation Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by portfolio manager Allan Christensen, Catherine Crian, Gentry Lee, Christopher Sarofim, Charles Sheedy and Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Variable Investment Fund, Appreciation Portfolio’s Initial shares achieved a total return of 1.34%, and its Service shares achieved a total return of 1.20%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of -3.07% for the same period.2

U.S. stocks declined during the reporting period, as efforts to contain the COVID-19 resulted in a sharp drop in economic activity. The fund outperformed its benchmark, largely due to favorable asset allocation and stock selection in the information technology, financials and industrial sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Stocks Rebound as Economic Data Improves

With the spread of COVID-19, subsequent government shutdowns and emerging economic recovery, it was a tale of two quarters for the Index. In the first quarter of 2020, the Index fell from a mid-February peak of 3,386 to a bottom of 2,237 toward the end of March. Returns on the Index amounted to -8.2% in February 2020 and -12.4 in March 2020, with every sector showing declines.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

But in the second the quarter, the Index delivered a 20.5% return, nearly reversing the drop in the first quarter. Two sectors finished the period in positive territory, information technology and consumer discretionary.

The rebound in the market came as a result of the policy response of the government and the Federal Reserve (the “Fed”) and the subsequent economic improvement. Government authorities implemented travel restrictions, business closures and stay-at-home mandates. In addition, Congress passed the bipartisan Coronavirus Aide, Relief, Economic Security (CARES) Act, a $2 trillion stimulus package that includes direct payments to individuals and emergency lending facilities for small businesses, corporations and states. The Fed cut the federal funds rate twice, bringing it to 0.0-0.25%. The Fed also increased bond purchases and launched lending facilities to maintain liquidity in the markets.

As a result of these measures, economic activity picked up. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index, which rose by 9.5% over May 2020. Job creation also surged in May and June 2020, beating economist expectations, as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. Unemployment fell from 14.7% in April 2020 to 13.3% in May 2020 and to 11.1% in June 2020.

Asset Allocation and Stock Selection Drove Performance

The fund outperformed the Index during the period, driven primarily by favorable asset allocation and stock selection. Strong stock selection in the financial sector contributed positively to results, as the portfolio overweighted the capital markets subsector and underweighted the challenged banking subsector. In the information technology sector, an overweight position, combined with advantageous stock selection, also contributed positively to returns. Positions in Microsoft, Apple, Facebook and ASML Holding, a Dutch maker of photolithography systems, were particularly beneficial. An underweight allocation to the industrials sector, combined with favorable stock selection, also added to performance.

On the other hand, certain allocation and stock selection decisions detracted from returns versus the Index. An overweight allocation to the consumer staples sector was a leading detractor, particularly as a result of holdings in the beverage and tobacco industries. The fund’s allocation to energy sector was a modest detractor, as the sector was a significant underperformer. Top positions that detracted from performance included JPMorgan Chase & Co., ExxonMobil, American Express, Raytheon Technologies and Coca-Cola.

Industry Leaders Should Withstand Uncertain Economic Conditions

Despite the market’s shift to a positive outlook, we remain cautious. Improving sentiment must be balanced with uncertainty about a potential second wave of

4

COVID-19 infections. Unemployment remains near record highs, and extended business closures may result in long-lasting damage to the economy. In addition, tensions with China will continue to add to economic uncertainty. We expect continued volatility if shutdowns are extended, resulting in reduced expectations for revenue and earnings.

The fund is well-positioned to withstand periods of market stress. We focus on industry leaders with solid balance sheets, a geographically diverse revenue stream and the capability to consistently deliver revenue and earnings growth across business cycles.

July 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3  Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Appreciation Portfolio from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.05	$5.30
Ending value (after expenses)	$1,013.40	$1,012.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.07	$5.32
Ending value (after expenses)	$1,020.84	$1,019.59

†Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Banks - 2.2%
JPMorgan Chase & Co.	89,475		8,416,018
Capital Goods - 1.1%
Otis Worldwide	22,625		1,286,458
Raytheon Technologies	45,250		2,788,305
			4,074,763
Commercial & Professional Services - 1.0%
Verisk Analytics	23,015		3,917,153
Consumer Durables & Apparel - 3.6%
Hermes International	2,677		2,234,286
LVMH Moet Hennessy Louis Vuitton	15,150		6,635,683
NIKE, Cl. B	51,340		5,033,887
			13,903,856
Consumer Services - 1.6%
McDonald's	33,200		6,124,404
Diversified Financials - 6.9%
BlackRock	17,375		9,453,564
Intercontinental Exchange	72,975		6,684,510
S&P Global	32,625		10,749,285
			26,887,359
Energy - 1.6%
Chevron	69,200		6,174,716
Exxon Mobil	1		45
			6,174,761
Food, Beverage & Tobacco - 8.8%
Altria Group	118,575		4,654,069
Nestle, ADR	65,600		7,244,864
PepsiCo	53,250		7,042,845
Philip Morris International	106,650		7,471,899
The Coca-Cola Company	171,075		7,643,631
			34,057,308
Health Care Equipment & Services - 5.9%
Abbott Laboratories	84,700		7,744,121
Intuitive Surgical	7,400	[a]	4,216,742
Masimo	8,625	[a]	1,966,414
UnitedHealth Group	30,275		8,929,611
			22,856,888
Household & Personal Products - 2.9%
The Estee Lauder Companies, Cl. A	59,700		11,264,196
Insurance - 3.1%
Chubb	36,400		4,608,968

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Insurance - 3.1% (continued)
The Progressive	93,825		7,516,321
			12,125,289
Materials - 3.9%
Air Products & Chemicals	43,225		10,437,108
The Sherwin-Williams Company	8,400		4,853,940
			15,291,048
Media & Entertainment - 12.5%
Alphabet, Cl. C	12,294	[a]	17,378,921
Comcast, Cl. A	199,490		7,776,120
Facebook, Cl. A	90,185	[a]	20,478,308
The Walt Disney Company	25,730	[a]	2,869,152
			48,502,501
Pharmaceuticals Biotechnology & Life Sciences - 5.1%
AbbVie	62,550		6,141,159
Novo Nordisk, ADR	114,275		7,482,727
Roche Holding, ADR	137,325		5,957,159
			19,581,045
Retailing - 5.7%
Amazon.com	8,000	[a]	22,070,560
Semiconductors & Semiconductor Equipment - 5.9%
ASML Holding	28,150		10,360,044
Texas Instruments	98,650		12,525,590
			22,885,634
Software & Services - 17.0%
Adobe	8,900	[a]	3,874,259
Automatic Data Processing	15,415		2,295,139
Broadridge Financial Solutions	15,950		2,012,731
Intuit	13,350		3,954,137
Mastercard, Cl. A	14,000		4,139,800
Microsoft	163,885		33,352,236
Visa, Cl. A	84,150	[b]	16,255,255
			65,883,557
Technology Hardware & Equipment - 7.0%
Apple	74,250		27,086,400
Transportation - 3.3%
Canadian Pacific Railway	23,375		5,968,573
Union Pacific	41,150		6,957,231
			12,925,804
Total Common Stocks (cost $150,362,956)			384,028,544

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,473,054)	0.22	3,473,054	[c]	3,473,054
Total Investments (cost $153,836,010)		100.0%		387,501,598
Cash and Receivables (Net)		.0%		179,999
Net Assets		100.0%		387,681,597

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $16,092,606 and the value of the collateral was $16,263,548, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.9
Communication Services	12.5
Financials	12.2
Consumer Staples	11.7
Health Care	11.0
Consumer Discretionary	10.9
Industrials	5.4
Materials	3.9
Energy	1.6
Investment Companies	.9
100.0

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales ($)	Value 6/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	20,277,306	(16,804,252)	3,473,054.9		3,745
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	7,020,564	(7,020,564)	-	-	-
Total	-	27,297,870	(23,824,816)	3,473,054.9		3,745

†  Inclusive reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,092,606)—Note 1(c):
Unaffiliated issuers	150,362,956	384,028,544
Affiliated issuers	3,473,054	3,473,054
Cash denominated in foreign currency	23,875	24,643
Dividends and securities lending income receivable		476,448
Tax reclaim receivable		153,584
Receivable for shares of Beneficial Interest subscribed		45,728
Prepaid expenses		4,953
		388,206,954
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		203,084
Due to Fayez Sarofim & Co.		68,539
Payable for shares of Beneficial Interest redeemed		212,485
Trustees’ fees and expenses payable		2,499
Other accrued expenses		38,750
		525,357
Net Assets ($)		387,681,597
Composition of Net Assets ($):
Paid-in capital		137,410,806
Total distributable earnings (loss)		250,270,791
Net Assets ($)		387,681,597

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	261,444,949	126,236,648
Shares Outstanding	6,745,984	3,297,642
Net Asset Value Per Share ($)	38.76	38.28

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $109,986 foreign taxes withheld at source):
Unaffiliated issuers	3,542,491
Affiliated issuers	3,622
Income from securities lending—Note 1(c)	12,400
Total Income	3,558,513
Expenses:
Investment advisory fee—Note 3(a)	981,577
Sub-investment advisory fee—Note 3(a)	400,926
Distribution fees—Note 3(b)	146,125
Professional fees	47,123
Prospectus and shareholders’ reports	18,167
Trustees’ fees and expenses—Note 3(c)	16,692
Chief Compliance Officer fees—Note 3(b)	8,595
Custodian fees—Note 3(b)	8,263
Loan commitment fees—Note 2	3,505
Shareholder servicing costs—Note 3(b)	1,188
Interest expense—Note 2	370
Miscellaneous	8,070
Total Expenses	1,640,601
Investment Income—Net	1,917,912
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	16,336,829
Capital gain distributions from affiliated issuers	123
Net Realized Gain (Loss)	16,336,952
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,969,742)
Net Realized and Unrealized Gain (Loss) on Investments	2,367,210
Net Increase in Net Assets Resulting from Operations	4,285,122

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	1,917,912	3,846,953
Net realized gain (loss) on investments	16,336,952	32,180,579
Net change in unrealized appreciation (depreciation) on investments	(13,969,742)	78,909,309
Net Increase (Decrease) in Net Assets Resulting from Operations	4,285,122	114,936,841
Distributions ($):
Distributions to shareholders:
Initial Shares	(23,391,305)	(31,343,479)
Service Shares	(10,605,163)	(15,388,567)
Total Distributions	(33,996,468)	(46,732,046)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,231,885	5,039,499
Service Shares	10,337,816	8,181,769
Distributions reinvested:
Initial Shares	23,391,305	31,343,479
Service Shares	10,605,163	15,388,567
Cost of shares redeemed:
Initial Shares	(19,238,773)	(34,228,478)
Service Shares	(14,169,971)	(29,712,974)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	15,157,425	(3,988,138)
Total Increase (Decrease) in Net Assets	(14,553,921)	64,216,657
Net Assets ($):
Beginning of Period	402,235,518	338,018,861
End of Period	387,681,597	402,235,518
Capital Share Transactions (Shares):
Initial Shares
Shares sold	110,640	129,829
Shares issued for distributions reinvested	728,792	858,978
Shares redeemed	(497,241)	(880,695)
Net Increase (Decrease) in Shares Outstanding	342,191	108,112
Service Shares
Shares sold	289,588	216,261
Shares issued for distributions reinvested	334,786	427,087
Shares redeemed	(362,990)	(773,381)
Net Increase (Decrease) in Shares Outstanding	261,384	(130,033)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
Initial Shares	June 30, 2020	Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	42.76	35.84	44.71	41.01	45.23	49.51
Investment Operations:
Investment income—net[a]	.21	.43	.53	.56	.68	.80
Net realized and unrealized gain (loss) on investments	(.43)	11.58	(3.27)	9.55	2.48	(1.97)
Total from Investment Operations	(.22)	12.01	(2.74)	10.11	3.16	(1.17)
Distributions:
Dividends from investment income—net	(.21)	(.46)	(.52)	(.57)	(.69)	(.81)
Dividends from net realized gain on investments	(3.57)	(4.63)	(5.61)	(5.84)	(6.69)	(2.30)
Total Distributions	(3.78)	(5.09)	(6.13)	(6.41)	(7.38)	(3.11)
Net asset value, end of period	38.76	42.76	35.84	44.71	41.01	45.23
Total Return (%)	1.34[b]	36.10	(6.86)	27.33	7.91	(2.47)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.81	.81	.82	.80
Ratio of net investment income to average net assets	1.12[c]	1.10	1.30	1.35	1.64	1.70
Portfolio Turnover Rate	7.51[b]	6.71	6.50	3.97	4.19	11.97
Net Assets, end of period ($ x 1,000)	261,445	273,832	225,631	271,790	238,340	256,828

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

Six Months Ended
Service Shares	June 30, 2020	Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	42.29	35.49	44.34	40.72	44.96	49.23
Investment Operations:
Investment income—net[a]	.16	.33	.42	.46	.57	.68
Net realized and unrealized gain (loss) on investments	(.44)	11.46	(3.25)	9.46	2.46	(1.96)
Total from Investment Operations	(.28)	11.79	(2.83)	9.92	3.03	(1.28)
Distributions:
Dividends from investment income—net	(.16)	(.36)	(.41)	(.46)	(.58)	(.69)
Dividends from net realized gain on investments	(3.57)	(4.63)	(5.61)	(5.84)	(6.69)	(2.30)
Total Distributions	(3.73)	(4.99)	(6.02)	(6.30)	(7.27)	(2.99)
Net asset value, end of period	38.28	42.29	35.49	44.34	40.72	44.96
Total Return (%)	1.20[b]	35.78	(7.10)	27.00	7.64	(2.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.06	1.06	1.06	1.07	1.05
Ratio of net investment income to average net assets	.87[c]	.85	1.05	1.11	1.41	1.45
Portfolio Turnover Rate	7.51[b]	6.71	6.50	3.97	4.19	11.97
Net Assets, end of period ($ x 1,000)	126,237	128,404	112,387	145,485	161,440	231,421

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub–investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

16

estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

18

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	375,158,575	8,869,969††	-	384,028,544
Investment Companies	3,473,054			3,473,054

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $2,667 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the

20

extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $4,291,330 and long-term capital gains $42,440,716. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes,

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2020 was approximately $28,570 with a related weighted average annualized interest rate of 2.60%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2020, Service shares were charged $146,125 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

22

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $1,019 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $8,263 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $167,802, Distribution Plan fees of $25,372, custodian fees of $4,800, Chief Compliance Officer fees of $4,695 and transfer agency fees of $415.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2020, amounted to $27,842,346 and $46,941,235, respectively.

At June 30, 2020, accumulated net unrealized appreciation on investments was $233,665,588, consisting of $233,772,895 gross unrealized appreciation and $107,307 gross unrealized depreciation.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 10-11, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of large-cap core funds underlying variable insurance products (“VIPs”) (the “Performance Group”) and with a broader group of funds consisting of

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

all large-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of large-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the ten-year periods when performance was slightly below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

26

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

28

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

29

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Variable Investment Fund, Appreciation Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0112SA0620

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

SEMIANNUAL REPORT June 30, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

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BNY Mellon Variable Investment Fund, Government Money Market Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Variable Investment Fund, Government Money Market Portfolio, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Market and Fund Performance Overview

For the 6-month period ended June 30, 2020, BNY Mellon Variable Investment Fund, Government Money Market Portfolio produced an annualized yield of 0.41%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.41% for the same period.1

Yields of money market instruments declined over the reporting period, as the U.S. Federal Reserve (the “Fed”) reduced short-term interest rates in response to the COVID-19 pandemic.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Signs of Recovery from COVID-19 Emerge

The Fed implemented three rate reductions late in 2019, prior to the reporting period, bringing the federal funds rate to a range of 1.50%–1.75%. Other major central banks also shifted to, or continued, stimulative policies. The European Central Bank reduced short-term interest rates and reimplemented quantitative easing, while the Bank of Japan remained accommodative, and China continued to add economic stimulus.

Signs of economic improvement appeared toward the end of 2019, and geopolitical concerns also waned somewhat. The election in the UK resolved the Brexit issue, and a “Phase One” trade deal eased an impasse between the U.S. and China.

For the full year, the U.S. economy experienced steady growth, though at a slower pace than in 2018. Gross domestic product (GDP) rose 2.3% in 2019, down from 2.9% for 2018. But with the emergence of COVID-19 early in 2020, the global and the U.S. economies contracted sharply. U.S. GDP shrank by -5.0% in the first quarter of 2020.

In addition, monthly data suggested that the economic contraction could be greater in the second quarter 2020. Retail sales, which make up a large portion of the economy, shrank by -19.9% in April 2020 from April 2019 and by -14.7% from March 2020.

The labor market remained healthy until midway through the reporting period. The unemployment rate stayed between 3.5% and 3.7% until March 2020, when it rose to 4.4%.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Job growth also remained robust until March 2020, when 1.4 million jobs were lost. In April 2020, job losses continued, amounting to 20.7 million and causing the unemployment rate to jump to 14.7%.

In response to the pandemic, Congress acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed or hire them back. It also allowed businesses to use these funds to cover overhead costs.

The Fed also acted to support the economy. In March 2020, it made emergency cuts, reducing the federal funds target to 0.00%-0.25%. The CARES Act also allocated $500 billion to the Fed, mostly for the purchase of securities, and the Fed began purchasing corporate bonds and fixed-income exchange-traded funds. In April 2020, the Fed took additional actions to support the economy and markets, including an expansion of the Paycheck Protection Program Liquidity Facility, which was designed to ease lending to small businesses.

The Fed also intervened in money markets. In addition to restarting the bond-buying program known as quantitative easing, in which it buys Treasuries and mortgage-backed securities, the Fed relaunched the Commercial Paper Funding Facility. This involves direct purchases of commercial paper, thus easing pressures on large corporations that rely on this market to fund operations.

At the end of the reporting period, the economy began to show signs of recovery. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index, which rose by 9.5% over May 2020.

Job creation also surged in May and June 2020, beating economist expectations, as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. Unemployment fell from 14.7% in April to 13.3% in May and to 11.1% in June 2020.

Despite the economic and labor market improvement, inflation remained subdued during the reporting period. The core personal consumption expenditure (PCE) price index, which excludes volatile food and energy prices, remained generally well below the Fed’s 2.0% target.

Federal Reserve to Maintain Low Rates

Following its June 2020 meeting, the Fed indicated that it was unlikely to raise interest rates in the near future. Although the Fed expects the U.S. economy to contract in 2020, it anticipates it will rebound in 2021. The Fed expects unemployment to fall significantly by the end of 2020 and to decline further in 2021. Nevertheless, full economic recovery may not arrive until 2022.

The COVID-19 virus and the subsequent economic shutdown led to a freezing up of the money markets, but the Fed implemented programs designed to reliquify the financial

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markets, including the Money Market Liquidity Facility. As always, we have retained our longstanding focus on quality and liquidity.

July 15, 2020

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Yields provided for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Government Money Market Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

The personal consumption expenditures (PCE) prices index reflects changes in the prices of goods and services purchased by consumers in the United States. It is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

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UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Government Money Market Portfolio from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

Expense paid per $1,000†	$2.04
Ending value (after expenses)	$1,002.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

Expense paid per $1,000†	$2.06
Ending value (after expenses)	$1,022.82
†Expenses are equal to the fund’s annualized expense ratio of .41%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS

June 30, 2020 (Unaudited)

U.S. Government Agencies - 25.3%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
7/2/2020, 3 Month SOFR +.12%	0.20	3,000,000	[a]	3,000,098
Federal Home Loan Banks:
7/2/2020, 3 Month SOFR +.10%	0.18	5,000,000	[a]	5,000,000
7/2/2020, 3 Month SOFR +.12%	0.20	2,000,000	[a]	2,000,000
11/23/2020	0.16	50,000,000	[b]	49,967,778
Federal National Mortgage Association:
7/2/2020, 3 Month SOFR +.19%	0.27	5,000,000	[a,c]	5,000,000
Total U.S. Government Agencies (cost $64,967,876)				64,967,876
U.S. Treasury Notes - 18.1%
7/31/2020	2.63	26,405,000		26,461,012
9/30/2020	2.75	20,000,000		20,056,365
Total U.S. Treasury Notes (cost $46,517,377)				46,517,377
U.S. Treasury Floating Rate Notes - 4.7%
7/7/2020, 3 Month U.S. T-BILL +.05%	0.20	7,000,000	[a]	6,999,972
7/7/2020, 3 Month U.S. T-BILL +.22%	0.38	5,000,000	[a]	5,000,134
Total U.S. Treasury Floating Rate Notes (cost $12,000,106)				12,000,106
Repurchase Agreements - 50.9%
ABN Amro Bank , Tri-Party Agreement thru BNY Mellon, dated 6/30/2020, due at 7/1/2020 in the amount of $25,000,049 (fully collateralized by: original par of $23,029,142, U.S. Treasuries (including strips), 0.13%-5.50%, due 3/31/21-11/15/44, valued at $25,500,001)	0.07	25,000,000		25,000,000
Barclays Bank , Tri-Party Agreement thru BNY Mellon, dated 6/30/2020, due at 7/1/2020 in the amount of $20,000,039 (fully collateralized by: original par of $17,652,100, U.S. Treasuries (including strips), 0.13%-1.13%, due 1/15/21-2/15/47, valued at $20,400,075)	0.07	20,000,000		20,000,000

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STATEMENT OF INVESTMENTS (Unaudited) (continued)

Repurchase Agreements - 50.9% (continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Credit Agricole CIB , Tri-Party Agreement thru BNY Mellon, dated 6/30/2020, due at 7/1/2020 in the amount of $26,000,050 (fully collateralized by: original par of $22,134,822, U.S. Treasuries (including strips), 0.00%-4.38%, due 7/2/20-2/15/49, valued at $26,520,001)	0.07	26,000,000	26,000,000
ING Financial Markets , Tri-Party Agreement thru BNY Mellon, dated 6/30/2020, due at 7/1/2020 in the amount of $60,000,117 (fully collateralized by: original par of $58,403,490, U.S. Treasuries (including strips), 0.00%-2.63%, due 9/10/20-2/15/41, valued at $61,200,015)	0.07	60,000,000	60,000,000
Total Repurchase Agreements (cost $131,000,000)			131,000,000
Total Investments (cost $254,485,359)		99.0%	254,485,359
Cash and Receivables (Net)		1.0%	2,545,115
Net Assets		100.0%	257,030,474

SOFR—Secured Overnight Financing Rate

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security is a discount security. Income is recognized through the accretion of discount.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	50.9
U.S. Government Agencies	25.3
U.S. Treasury Securities	22.8
99.0

† Based on net assets.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $131,000,000) —Note 1(b)	254,485,359	254,485,359
Cash		2,577,615
Interest receivable		438,918
Receivable for shares of Beneficial Interest subscribed		82,737
Prepaid expenses		1,309
		257,585,938
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		44,018
Payable for shares of Beneficial Interest redeemed		484,700
Trustees’ fees and expenses payable		1,985
Other accrued expenses		24,761
		555,464
Net Assets ($)		257,030,474
Composition of Net Assets ($):
Paid-in capital		257,032,072
Total distributable earnings (loss)		(1,598)
Net Assets ($)		257,030,474

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	257,000,798
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Interest Income	850,897
Expenses:
Investment advisory fee—Note 2(a)	551,224
Professional fees	38,955
Trustees’ fees and expenses—Note 2(c)	11,224
Chief Compliance Officer fees—Note 2(b)	8,595
Custodian fees—Note 2(b)	5,895
Prospectus and shareholders’ reports	5,406
Shareholder servicing costs—Note 2(b)	260
Miscellaneous	3,830
Total Expenses	625,389
Less—reduction in expenses due to undertaking—Note 2(a)	(175,169)
Net Expenses	450,220
Investment Income—Net, representing net increase in net assets resulting from operations	400,677

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment Income—Net, representing net increase in net assets resulting from operations	400,677	3,051,380
Distributions ($):
Distributions to shareholders	(400,677)	(3,051,380)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	479,376,762	726,180,919
Distributions reinvested	400,677	3,051,380
Cost of shares redeemed	(404,681,147)	(728,894,164)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	75,096,292	338,135
Total Increase (Decrease) in Net Assets	75,096,292	338,135
Net Assets ($):
Beginning of Period	181,934,182	181,596,047
End of Period	257,030,474	181,934,182

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2020		Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.017	.013	.003	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.002)	(.017)	(.013)	(.003)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.21[b]	1.67	1.28	.34	.02	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[d]	.58	.58	.58	.62	.62
Ratio of net expenses to average net assets	.41[d]	.57	.58	.57	.39	.23
Ratio of net investment income to average net assets	.36[d]	1.65	1.26	.37	.01	.00[c]
Net Assets, end of period ($ x 1,000)	257,030	181,934	181,596	196,347	148,659	152,576

a Amount represents less than $.001 per share.

b Not annualized.

c Amount represents less than .01%.

d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservaton of capital and the maintenance of liquidity. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of BNY Mellon, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Company’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not

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obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	254,485,359
Level 3 - Significant Unobservable Inputs	-
Total	254,485,359

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

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The fund has an unused capital loss carryover of $1,598 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. These short-term losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2―Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser has undertaken to waive receipt of the investment advisory fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $175,169 during the period ended June 30, 2020.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged $216 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $5,895 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $112,689, custodian fees of $3,522, Chief Compliance Officer fees of $4,695 and transfer agency fees of $97, which are offset against an expense reimbursement currently in effect in the amount of $76,985.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

18

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 10-11, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of U.S. government money market funds (“US GMMFs”) underlying variable insurance products (“VIPs”) (the “Performance Group”) and with a broader group of funds consisting of all US GMMFs underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of US GMMFs underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of

19

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance was at or slightly above or below the Performance Group medians and slightly below the Performance Universe medians for all periods. The fund’s net total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

20

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s gross performance, noting the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and

21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

22

NOTES

23

NOTES

24

NOTES

25

For More Information

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387

© 2020 BNY Mellon Securities Corporation 0117SA0620

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

SEMIANNUAL REPORT June 30, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Growth and Income Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by John Bailer, David Intoppa and Leigh N. Todd, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a total return of -2.34%, and its Service shares achieved a total return of -2.47%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of -3.07% for the same period.2

U.S. stocks declined during the reporting period, amid the spread of the COVID-19 and government efforts to contain the pandemic. The fund outperformed the Index largely due to successful security selections in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The fund may use listed equity options to seek to enhance and/or mitigate risk. The fund will engage in “covered” option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy.

Stocks Begin to Rebound as the COVID-19 Shutdowns Ease

Prior to the reporting period, stocks rallied in response to three rate cuts by the Federal Reserve (the “Fed”) late in 2019 and to an announcement of a “Phase One” U.S.-China trade agreement. Stocks also benefited from the approval of a new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a sharp correction amid growing concerns about COVID-19 in China, erasing gains that occurred in late 2019 and early 2020. In response, the Fed reduced the federal funds target rate by 50 basis points early in March

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds target rate to 0.0-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns. At the end of the reporting period, markets began to rebound as these programs took effect, and government shutdowns to slow the spread of the virus began to be relaxed.

Toward the end of the reporting period, the economy began to show signs of recovery. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index, which rose by 9.5% over May 2020. Job creation also surged in May and June 2020, beating economist expectations, as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. Unemployment fell from 14.7% in April to 13.3% in May and to 11.1% in June 2020. Markets also began to rebound as relief programs took effect, as government shutdowns began to ease, and as economic data improved.

Fund Performance Driven Primarily by Favorable Stock Selection

The fund’s relative performance was driven largely by successful stock selection in two sectors, information technology and consumer discretionary. An overweight position in the information technology sector also added to relative returns. In the information technology sector, shares of Shopify, a cloud-based provider of e-commerce infrastructure services, rose 139% during the period, as demand for e-commerce capabilities surged during the COVID-19 lockdown. Twilio, a provider of cloud-based digital infrastructure, also benefited from the lockdown, rising 123%, as companies sought to bolster their work-from-home capabilities. In addition, Splunk, which provides software used in the analysis of “big data” also contributed positively to performance, rising 33% during the period. In the consumer discretionary sector, the fund’s position in Amazon.com was advantageous, as the company rose 49% on strong demand, while Lennar, a home builder, benefited from growing interest in suburban living among urban dwellers.

On the other hand, the fund’s performance was hindered by sector allocations, including an overweight position in the materials and industrial sectors. Stock selection also hindered performance, particularly in sectors that are more defensive and income oriented. In the materials sector, CF Industries Holdings, a fertilizer company, was hurt by its exposure to ethanol production, which saw demand decline as travel activity fell off during the period. Shares of Martin Marietta, a provider of building materials, were hurt by a decline in demand for commercial construction. In the industrial sector, the fund’s Delta Airlines position, which was sold, hindered performance, as airline travel suffered and is unlikely to recover fully in the near term. Finally, in the aerospace and defense industry, shares of Raytheon Technologies were hurt by the possibility of a significant change in the political landscape in November 2020.

Positioned for a Moderate Recovery

We are optimistic about the economy, given the rapid and robust response of the federal government and the Fed. These policy responses, which have limited the damage done by

4

the pandemic, have made the prospects of recovery much stronger than they were in the wake of the 2008-2009 financial crisis.

Nevertheless, we believe the recovery will proceed in fits and starts, as companies adapt to the new environment. Companies in more cyclical sectors have slashed their earnings estimates, but in many cases, they have received government assistance or have otherwise made adjustments that will enable them to recover. In the oil industry, for example, companies have cut their outlays for capital expenditures, providing a measure of protection for dividend payouts.

Given the improvement in economic data so far, we anticipate a moderate economic recovery. In the meantime, companies with more exposure to secular growth trends, especially in the technology sector, may be a primary driver of returns. Progress on containing the pandemic or in producing a vaccine or therapeutic treatment would serve to further boost investor sentiment.

July 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Growth and Income Portfolio from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.13	$5.35
Ending value (after expenses)	$976.60	$975.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.22	$5.47
Ending value (after expenses)	$1,020.69	$1,019.44

†Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and 1.09% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.0%
Automobiles & Components - 1.2%
Aptiv	5,274		410,950
General Motors	20,370		515,361
			926,311
Banks - 3.9%
Bank of America	28,327		672,766
Citigroup	10,932		558,625
JPMorgan Chase & Co.	16,131		1,517,282
U.S. Bancorp	10,392		382,633
			3,131,306
Capital Goods - 6.6%
AMETEK	5,370		479,917
Carrier Global	17,870		397,071
Eaton	8,766		766,850
Ingersoll Rand	21,064	[a]	592,320
L3Harris Technologies	3,866		655,944
Northrop Grumman	563		173,089
Otis Worldwide	4,170		237,106
Quanta Services	11,034		432,864
Raytheon Technologies	3,170		195,335
Rockwell Automation	2,743		584,259
Trane Technologies	9,253		823,332
			5,338,087
Consumer Durables & Apparel - .6%
Lennar, Cl. A	8,443		520,258
Consumer Services - 1.7%
Las Vegas Sands	9,891		450,436
McDonald's	2,869		529,244
Wynn Resorts	5,192	[b]	386,752
			1,366,432
Diversified Financials - 8.0%
Berkshire Hathaway, Cl. B	6,946	[a]	1,239,930
Capital One Financial	3,341		209,113
LPL Financial Holdings	6,756		529,670
Morgan Stanley	23,853		1,152,100
S&P Global	2,087		687,625
State Street	5,465		347,301
The Charles Schwab	9,089		306,663
The Goldman Sachs Group	6,313		1,247,575
Voya Financial	15,391		717,990
			6,437,967

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Energy - 4.1%
ConocoPhillips	14,136		593,995
Hess	17,929		928,902
Marathon Petroleum	20,341		760,347
Phillips 66	8,859		636,962
Pioneer Natural Resources	3,767		368,036
			3,288,242
Food & Staples Retailing - .5%
Walmart	3,322		397,909
Food, Beverage & Tobacco - 2.4%
Archer-Daniels-Midland	12,956		516,944
PepsiCo	8,753		1,157,672
Philip Morris International	3,997		280,030
			1,954,646
Health Care Equipment & Services - 7.6%
Alcon	5,330	[a,b]	305,516
Anthem	1,980		520,700
Becton Dickinson & Co.	3,683		881,231
CVS Health	4,644		301,721
DexCom	1,200	[a]	486,480
Humana	2,641		1,024,048
Intuitive Surgical	1,041	[a]	593,193
Masimo	1,684	[a,b]	383,935
Medtronic	12,319		1,129,652
Teleflex	1,336		486,277
			6,112,753
Insurance - 2.1%
American International Group	5,866		182,902
Assurant	5,115		528,328
Chubb	5,026		636,392
Willis Towers Watson	1,633		321,619
			1,669,241
Materials - 4.6%
CF Industries Holdings	37,571		1,057,248
Dow	4,781		194,874
Freeport-McMoRan	72,705		841,197
Louisiana-Pacific	19,684		504,895
Newmont	3,028		186,949
The Mosaic Company	15,517		194,118
Vulcan Materials	6,445		746,653
			3,725,934
Media & Entertainment - 7.1%
Alphabet, Cl. A	925	[a]	1,311,696
Alphabet, Cl. C	1,210	[a]	1,710,468

8

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Media & Entertainment - 7.1% (continued)
Facebook, Cl. A	7,349	[a]	1,668,737
Omnicom Group	5,108		278,897
Pinterest, Cl. A	14,316	[a,b]	317,386
Twitter	13,514	[a]	402,582
			5,689,766
Pharmaceuticals Biotechnology & Life Sciences - 7.5%
AbbVie	20,629		2,025,355
Biogen	1,234	[a]	330,157
Bristol-Myers Squibb	9,792		575,770
Eli Lilly & Co.	7,259		1,191,783
Horizon Therapeutics	6,335	[a]	352,099
Merck & Co.	2,199		170,049
Sarepta Therapeutics	2,804	[a,b]	449,593
Vertex Pharmaceuticals	1,407	[a]	408,466
Zoetis	3,620		496,085
			5,999,357
Real Estate - .5%
Lamar Advertising, Cl. A	2,748	[c]	183,457
Weyerhaeuser	8,035	[c]	180,466
			363,923
Retailing - 6.6%
Amazon.com	1,264	[a]	3,487,148
Booking Holdings	232	[a]	369,423
Lowe's	10,894		1,471,997
			5,328,568
Semiconductors & Semiconductor Equipment - 6.8%
Advanced Micro Devices	12,603	[a]	663,044
Applied Materials	21,565		1,303,604
Intel	16,492		986,716
Microchip Technology	7,151	[b]	753,072
NVIDIA	3,330		1,265,100
NXP Semiconductors	2,514		286,697
Qualcomm	2,304		210,148
			5,468,381
Software & Services - 14.8%
HubSpot	1,772	[a]	397,548
International Business Machines	2,522		304,582
Microsoft	20,610		4,194,341
PayPal Holdings	6,203	[a]	1,080,749
salesforce.com	5,073	[a]	950,325
ServiceNow	2,287	[a]	926,372
Shopify, Cl. A	569	[a]	540,095
Splunk	3,853	[a,b]	765,591

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.0% (continued)
Software & Services - 14.8% (continued)
Square, Cl. A		5,095	[a]	534,669
Twilio, Cl. A		2,851	[a]	625,566
Visa, Cl. A		8,448	[b]	1,631,900
				11,951,738
Technology Hardware & Equipment - 7.6%
Apple		9,611		3,506,093
Cisco Systems		11,692		545,315
Cognex		10,291		614,579
Corning		20,904		541,414
Dolby Laboratories, Cl. A		4,860		320,128
Western Digital		4,348		191,964
Zebra Technologies, Cl. A		1,687	[a]	431,788
				6,151,281
Telecommunication Services - .4%
AT&T		11,647		352,089
Transportation - .7%
Union Pacific		3,273		553,366
Utilities - 2.7%
Clearway Energy, Cl. C		8,243		190,083
NextEra Energy		1,876		450,559
NextEra Energy Partners		8,485		435,111
PPL		43,218		1,116,753
				2,192,506
Total Common Stocks (cost $60,315,666)				78,920,061

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 1000 Value ETF (cost $392,358)		3,428	[b]	386,061
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,277,347)	0.22	1,277,347	[d]	1,277,347

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $385,614)	0.22	385,614	[d]	385,614
Total Investments (cost $62,370,985)		100.6%		80,969,083
Liabilities, Less Cash and Receivables		(.6%)		(476,266)
Net Assets		100.0%		80,492,817

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $5,049,409 and the value of the collateral was $5,098,022, consisting of cash collateral of $385,614 and U.S. Government & Agency securities valued at $4,712,408.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.3
Health Care	15.1
Financials	14.0
Consumer Discretionary	10.1
Communication Services	7.5
Industrials	7.2
Materials	4.6
Energy	4.1
Consumer Staples	2.9
Utilities	2.7
Investment Companies	2.6
Real Estate	.5
100.6

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 6/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	543,727	9,023,293	(8,289,673)	1,277,347	1.6	3,294
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	41,828	904,967	(561,181)	385,614.5		-
Total	585,555	9,928,260	(8,850,854)	1,662,961	2.1	3,294

† Includes reinvested dividends/distributions.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,049,409)—Note 1(c):
Unaffiliated issuers	60,708,024	79,306,122
Affiliated issuers	1,662,961	1,662,961
Receivable for investment securities sold		483,820
Dividends and securities lending income receivable		55,206
Receivable for shares of Beneficial Interest subscribed		18,313
Prepaid expenses		755
		81,527,177
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		43,661
Payable for investment securities purchased		548,789
Liability for securities on loan—Note 1(c)		385,614
Payable for shares of Beneficial Interest redeemed		19,563
Trustees’ fees and expenses payable		600
Other accrued expenses		36,133
		1,034,360
Net Assets ($)		80,492,817
Composition of Net Assets ($):
Paid-in capital		60,125,069
Total distributable earnings (loss)		20,367,748
Net Assets ($)		80,492,817

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	76,454,227	4,038,590
Shares Outstanding	2,725,513	143,665
Net Asset Value Per Share ($)	28.05	28.11

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $105 foreign taxes withheld at source):
Unaffiliated issuers	659,728
Affiliated issuers	3,275
Income from securities lending—Note 1(c)	2,939
Interest	286
Total Income	666,228
Expenses:
Investment advisory fee—Note 3(a)	291,821
Professional fees	45,166
Prospectus and shareholders’ reports	8,838
Chief Compliance Officer fees—Note 3(b)	8,595
Custodian fees—Note 3(b)	5,288
Distribution fees—Note 3(b)	4,954
Trustees’ fees and expenses—Note 3(c)	3,393
Loan commitment fees—Note 2	814
Shareholder servicing costs—Note 3(b)	383
Miscellaneous	7,645
Total Expenses	376,897
Less—reduction in expenses due to undertaking—Note 3(a)	(45,190)
Net Expenses	331,707
Investment Income—Net	334,521
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,047,393
Capital gain distributions from affiliated issuers	19
Net Realized Gain (Loss)	2,047,412
Net change in unrealized appreciation (depreciation) on investments	(4,590,246)
Net Realized and Unrealized Gain (Loss) on Investments	(2,542,834)
Net (Decrease) in Net Assets Resulting from Operations	(2,208,313)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	334,521	815,137
Net realized gain (loss) on investments	2,047,412	6,116,807
Net change in unrealized appreciation (depreciation) on investments	(4,590,246)	13,770,294
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,208,313)	20,702,238
Distributions ($):
Distributions to shareholders:
Initial Shares	(6,124,220)	(9,496,804)
Service Shares	(326,847)	(534,779)
Total Distributions	(6,451,067)	(10,031,583)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,564,389	2,453,424
Service Shares	80,564	33,603
Distributions reinvested:
Initial Shares	6,124,220	9,496,804
Service Shares	326,847	534,779
Cost of shares redeemed:
Initial Shares	(5,347,941)	(9,502,967)
Service Shares	(407,948)	(686,807)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,340,131	2,328,836
Total Increase (Decrease) in Net Assets	(6,319,249)	12,999,491
Net Assets ($):
Beginning of Period	86,812,066	73,812,575
End of Period	80,492,817	86,812,066
Capital Share Transactions (Shares):
Initial Shares
Shares sold	58,080	83,060
Shares issued for distributions reinvested	270,630	335,162
Shares redeemed	(190,619)	(319,680)
Net Increase (Decrease) in Shares Outstanding	138,091	98,542
Service Shares
Shares sold	3,018	1,119
Shares issued for distributions reinvested	14,433	18,860
Shares redeemed	(14,463)	(23,125)
Net Increase (Decrease) in Shares Outstanding	2,988	(3,146)

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2020		Year Ended December 31,
Initial Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	31.82	28.03	32.72	28.81	29.98	32.68
Investment Operations:
Investment income—net[a]	.12	.30	.27	.26	.33	.26
Net realized and unrealized gain (loss) on investments	(1.46)	7.36	(1.66)	5.22	2.27	.28
Total from Investment Operations	(1.34)	7.66	(1.39)	5.48	2.60	.54
Distributions:
Dividends from investment income—net	(.12)	(.33)	(.26)	(.23)	(.34)	(.27)
Dividends from net realized gain on investments	(2.31)	(3.54)	(3.04)	(1.34)	(3.43)	(2.97)
Total Distributions	(2.43)	(3.87)	(3.30)	(1.57)	(3.77)	(3.24)
Net asset value, end of period	28.05	31.82	28.03	32.72	28.81	29.98
Total Return (%)	(2.34)[b]	29.12	(4.68)	19.71	10.04	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.93	.93	.90	.90	.88
Ratio of net expenses to average net assets	.84[c]	.93	.93	.90	.90	.88
Ratio of net investment income to average net assets	.87[c]	1.00	.87	.85	1.17	.84
Portfolio Turnover Rate	37.68[b]	61.08	63.89	61.00	64.41	62.03
Net Assets, end of period ($ x 1,000)	76,454	82,328	69,774	82,070	74,797	78,296

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

Six Months Ended
June 30,2020		Year Ended December 31,
Service Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	31.88	28.08	32.76	28.85	30.01	32.71
Investment Operations:
Investment income—net[a]	.09	.22	.19	.18	.25	.18
Net realized and unrealized gain (loss) on investments	(1.46)	7.37	(1.65)	5.22	2.29	.27
Total from Investment Operations	(1.37)	7.59	(1.46)	5.40	2.54	.45
Distributions:
Dividends from investment income—net	(.09)	(.25)	(.18)	(.15)	(.27)	(.18)
Dividends from net realized gain on investments	(2.31)	(3.54)	(3.04)	(1.34)	(3.43)	(2.97)
Total Distributions	(2.40)	(3.79)	(3.22)	(1.49)	(3.70)	(3.15)
Net asset value, end of period	28.11	31.88	28.08	32.76	28.85	30.01
Total Return (%)	(2.47)[b]	28.79	(4.90)	19.38	9.78	1.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[c]	1.18	1.18	1.15	1.15	1.13
Ratio of net expenses to average net assets	1.09[c]	1.18	1.18	1.15	1.15	1.13
Ratio of net investment income to average net assets	.62[c]	.76	.62	.60	.92	.59
Portfolio Turnover Rate	37.68[b]	61.08	63.89	61.00	64.41	62.03
Net Assets, end of period ($ x 1,000)	4,039	4,484	4,039	5,306	5,283	5,739

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

20

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities—Common Stocks	78,920,061	–	–	78,920,061
Exchange-Traded Funds	386,061	–	–	386,061
Investment Companies	1,662,961	–	–	1,662,961

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $634 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

22

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $951,352 and long-term capital gains $9,080,231. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2020, the fund did not borrow under the Facilities.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from March 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after May 1, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $45,190 during the period ended June 30, 2020.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2020, Service shares were charged $4,954 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

24

redemptions. During the period ended June 30, 2020, the fund was charged $330 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $5,288 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $49,606, Distribution Plan fees of $830, custodian fees of $2,800, Chief Compliance Officer fees of $4,695 and transfer agency fees of $142, which are offset against an expense reimbursement currently in effect in the amount of $14,412.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2020, amounted to $29,356,478 and $33,352,077, respectively.

At June 30, 2020, accumulated net unrealized appreciation on investments was $18,598,098, consisting of $21,749,124 gross unrealized appreciation and $3,151,026 gross unrealized depreciation.

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 10-11, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of large-cap core funds underlying variable insurance products (“VIPs”) (the “Performance Group”) and with a broader group of funds consisting of all large-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of large-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the

26

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the ten-year period when performance was above the Performance Group median, and was below the Performance Universe median for all periods, except the two- and ten-year periods when performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and/or Performance Universe during certain periods under review. The Board noted that the Adviser had made changes to the portfolio management team for the fund in March 2019.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80%. On or after May 1, 2021, the Adviser may terminate this expense limitation agreement at any time.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to continue to evaluate the fund’s performance in light of the Adviser’s additions to the portfolio management team.

28

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

29

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

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Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

31

NOTES

32

NOTES

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For More Information

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0108SA0620

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

SEMIANNUAL REPORT June 30, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Patrick Kent, CFA and James Boyd, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of -12.51%, and its Service shares produced a total return of -12.61%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of -12.98% for the same period.2

Small-cap stocks declined over the reporting period, amid government shutdowns of portions of the economy in response to the COVID-19 pandemic. The fund outperformed the Index, mainly due to favorable security selections in the real estate, financial, materials and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Stocks Begin to Rebound as COVID-19 Shutdowns Ease

Prior to the reporting period, stocks rallied in response to three rate cuts by the Federal Reserve (the “Fed”) late in 2019 and to an announcement of a “Phase One” U.S.-China trade agreement. Stocks also benefited from the approval of a new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a sharp correction amid growing concerns about COVID-19 in China, erasing gains that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds target rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds target rate to 0.00-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Toward the end of the reporting period, the economy began to show signs of recovery as the pandemic eased. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index, which rose by 9.5% over May 2020. Job creation also surged in May and June 2020, beating economist expectations, as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. Unemployment fell from 14.7% in April to 13.3% in May and to 11.1% in June 2020. Markets also began to rebound as relief programs took effect, as government shutdowns began to ease, and as economic data improved.

Small-cap stocks lagged more than the broader market during the reporting period, due primarily to their greater risk profile. But small-cap growth stocks recovered to a much greater extent than small-cap value stocks.

Security Selections Boosted Fund Performance

The fund’s outperformance versus the Index was primarily the result of favorable stock selections in the real estate, financials, materials and information technology sectors. An underweight to the banking industry and to the consumer discretionary sector also contributed positively to fund results. In the real estate sector, shares of Redfin, the leading internet real estate broker, benefited from a rebound in home sales and an increased market share. In the financial sector, a position in Palomar Holdings, an insurance company specializing in earthquake coverage, experienced strong demand and improved pricing. In addition, PJT Partners, an investment bank offering financial restructuring and workout advisory services, witnessed accelerating interest driven by the economic downturn. In the materials sector, two gold mining companies, Alamos Gold and IAMGOLD, gained as gold prices moved higher and their mines demonstrated improved operating efficiency. In the information technology sector, shares of Ciena, a telecommunications equipment company, surged as it increased international market share. In addition, Everbridge, a software company specializing in public safety messaging services, saw sharp interest in supply chain management and COVID-19 tracking systems. A position in Cloudera, a provider of data management platforms, also contributed positively due to strength in new orders for cloud-based systems.

On a less positive note, the fund’s stock selections in the health care and energy sectors detracted from performance. In the health care sector, selections in the biotech industry were hurt by their limited involvement in the development of COVID-19-related products. In addition, selections in the pharmaceutical and health care equipment industries underperformed their benchmark peers. In the energy sector, a position in the refining industry was hurt by a drop demand for gasoline and other refinery products. Positions in marine oil tankers were also hindered by a global decline in oil consumption.

An Optimistic Outlook for Small-Cap Stocks

We are maintaining a positive outlook for small-cap equities over the next six to twelve months. Federal Reserve monetary policies, fiscal income support, gradual reopening of the global economy, and a higher level of earnings in 2021 should collectively provide a favorable backdrop for U.S. small cap equities. We are finding attractive opportunities in biotechnology, building materials, homebuilders, data and information services, forest products, gene therapy, gold mining companies, health care providers, semiconductors and

4

niche software segments. In contrast, we are cautious about banks, hotels, real estate investment trusts, retailers and utilities.

July 15, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true, small-cap opportunity set. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.01	$5.17
Ending value (after expenses)	$874.90	$873.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.32	$5.57
Ending value (after expenses)	$1,020.59	$1,019.34

†Expenses are equal to the fund’s annualized expense ratio of .86% for Initial Shares and 1.11% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.7%
Banks - 4.1%
Essent Group	70,684		2,563,709
First Bancorp	463,542		2,591,200
First Interstate BancSystem, Cl. A	86,116		2,666,151
First Merchants	62,300		1,717,611
			9,538,671
Capital Goods - 8.9%
Advanced Drainage Systems	36,936		1,824,639
Aerojet Rocketdyne Holdings	98,945	[a]	3,922,180
American Woodmark	20,649	[a]	1,562,097
Builders FirstSource	104,769	[a]	2,168,718
Masonite International	53,753	[a]	4,180,908
Quanta Services	62,843		2,465,331
Tennant	24,693		1,605,292
Valmont Industries	27,409		3,114,211
			20,843,376
Commercial & Professional Services - 6.9%
ADT	222,920	[b]	1,778,902
Clarivate	286,890	[a]	6,406,254
Clean Harbors	27,899	[a]	1,673,382
Covanta Holding	331,303		3,177,196
Interface	148,592		1,209,539
The Brink's Company	42,788		1,947,282
			16,192,555
Consumer Durables & Apparel - 6.2%
Century Communities	73,453	[a,b]	2,252,069
KB Home	104,085		3,193,328
Skyline Champion	94,746	[a]	2,306,118
Taylor Morrison Home	186,613	[a]	3,599,765
YETI Holdings	72,220	[a,b]	3,085,961
			14,437,241
Consumer Services - 2.7%
Cracker Barrel Old Country Store	11,228	[b]	1,245,297
Houghton Mifflin Harcourt	407,336	[a]	737,278
OneSpaWorld Holdings	155,478	[b]	741,630
Papa John's International	44,442		3,529,139
			6,253,344
Diversified Financials - 3.1%
FirstCash	22,527		1,520,122
PJT Partners, Cl. A	99,802		5,123,835
PRA Group	17,268	[a]	667,581
			7,311,538

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Energy - 2.3%
Ardmore Shipping	149,348		648,170
PBF Energy, Cl. A	217,489		2,227,087
Scorpio Tankers	77,298	[b]	990,187
Select Energy Services, Cl. A	292,001	[a]	1,430,805
			5,296,249
Food, Beverage & Tobacco - 1.3%
Darling Ingredients	119,612	[a]	2,944,847
Health Care Equipment & Services - 7.0%
Acadia Healthcare	126,057	[a,b]	3,166,552
AdaptHealth	118,174	[a]	1,902,601
AxoGen	91,673	[a]	847,059
Health Catalyst	134,015	[a,b]	3,909,218
Molina Healthcare	12,271	[a]	2,183,993
R1 RCM	109,252	[a]	1,218,160
Tabula Rasa HealthCare	55,355	[a,b]	3,029,579
			16,257,162
Insurance - 4.7%
BRP Group, Cl. A	126,632	[a]	2,186,935
Palomar Holdings	65,814	[a]	5,644,209
The Hanover Insurance Group	31,795		3,221,787
			11,052,931
Materials - 9.8%
Alamos Gold, Cl. A	828,986		7,775,889
Cabot	89,678		3,322,570
Eagle Materials	32,852		2,306,867
IAMGOLD	802,768	[a]	3,170,934
Louisiana-Pacific	189,896		4,870,832
Norbord	64,607	[b]	1,473,686
			22,920,778
Media & Entertainment - 2.5%
Cardlytics	47,923	[a,b]	3,353,652
Nexstar Media Group, Cl. A	28,466		2,382,320
			5,735,972
Pharmaceuticals Biotechnology & Life Sciences - 10.5%
Aerie Pharmaceuticals	145,545	[a,b]	2,148,244
Arena Pharmaceuticals	36,644	[a]	2,306,740
Denali Therapeutics	46,258	[a,b]	1,118,518
FibroGen	28,427	[a]	1,152,146
GW Pharmaceuticals, ADR	13,331	[a,b]	1,635,980
Invitae	123,322	[a,b]	3,735,423
PTC Therapeutics	19,484	[a]	988,618
Syneos Health	59,082	[a]	3,441,526
Ultragenyx Pharmaceutical	31,704	[a,b]	2,479,887

8

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 10.5% (continued)
uniQure		28,559	[a]	1,286,868
Voyager Therapeutics		36,954	[a]	466,359
Xenon Pharmaceuticals		133,970	[a,b]	1,679,984
Zogenix		77,012	[a,b]	2,080,094
				24,520,387
Real Estate - 6.5%
Colliers International Group		116,391	[b]	6,670,368
Redfin		203,266	[a,b]	8,518,878
				15,189,246
Semiconductors & Semiconductor Equipment - 1.7%
Diodes		79,143	[a]	4,012,550
Software & Services - 7.6%
Cardtronics, Cl. A		69,680	[a,b]	1,670,926
Cloudera		402,845	[a,b]	5,124,188
Everbridge		33,292	[a,b]	4,606,281
Evertec		111,838		3,142,648
Mimecast		79,308	[a,b]	3,303,971
				17,848,014
Technology Hardware & Equipment - 2.6%
Ciena		110,120	[a]	5,964,099
Transportation - 6.2%
Knight-Swift Transportation Holdings		135,862	[b]	5,666,804
Scorpio Bulkers		32,970		504,441
SkyWest		130,366		4,252,539
Werner Enterprises		92,575		4,029,790
				14,453,574
Utilities - 3.1%
Clearway Energy, Cl. C		178,342		4,112,566
NextEra Energy Partners		61,945		3,176,540
				7,289,106
Total Common Stocks (cost $221,361,142)				228,061,640
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,835,949)	0.22	4,835,949	[c]	4,835,949

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 4.6%
Registered Investment Companies - 4.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,866,720)	0.22	10,866,720	[c]	10,866,720
Total Investments (cost $237,063,811)		104.4%		243,764,309
Liabilities, Less Cash and Receivables		(4.4%)		(10,343,765)
Net Assets		100.0%		233,420,544

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $55,049,640 and the value of the collateral was $55,039,524, consisting of cash collateral of $10,866,720 and U.S. Government & Agency securities valued at $44,172,804.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	22.1
Health Care	17.5
Financials	11.9
Information Technology	11.9
Materials	9.8
Consumer Discretionary	8.9
Investment Companies	6.7
Real Estate	6.5
Utilities	3.1
Communication Services	2.4
Energy	2.3
Consumer Staples	1.3
104.4

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales($)	Value 6/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,648,797	38,239,705	(37,052,553)	4,835,949	2.1	21,778
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	16,610,089	64,683,051	(70,426,420)	10,866,720	4.6	-
Total	20,258,886	102,922,756	(107,478,973)	15,702,669	6.7	21,778

† Includes reinvested dividends/distributions.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $55,049,640)—Note 1(c):
Unaffiliated issuers	221,361,142	228,061,640
Affiliated issuers	15,702,669	15,702,669
Receivable for investment securities sold		965,145
Dividends and securities lending income receivable		68,191
Receivable for shares of Beneficial Interest subscribed		57,987
Tax reclaim receivable		920
Prepaid expenses		5,593
		244,862,145
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		154,347
Cash overdraft due to Custodian		28,003
Liability for securities on loan—Note 1(c)		10,866,720
Payable for investment securities purchased		252,318
Payable for shares of Beneficial Interest redeemed		98,065
Trustees’ fees and expenses payable		2,900
Other accrued expenses		39,248
		11,441,601
Net Assets ($)		233,420,544
Composition of Net Assets ($):
Paid-in capital		248,328,149
Total distributable earnings (loss)		(14,907,605)
Net Assets ($)		233,420,544

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	218,226,577	15,193,967
Shares Outstanding	6,021,450	440,983
Net Asset Value Per Share ($)	36.24	34.45

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,568 foreign taxes withheld at source):
Unaffiliated issuers	1,324,476
Affiliated issuers	20,866
Income from securities lending—Note 1(c)	107,371
Interest	550
Total Income	1,453,263
Expenses:
Investment advisory fee—Note 3(a)	851,706
Professional fees	49,053
Prospectus and shareholders’ reports	29,989
Distribution fees—Note 3(b)	18,303
Custodian fees—Note 3(b)	15,370
Trustees’ fees and expenses—Note 3(c)	10,243
Chief Compliance Officer fees—Note 3(b)	8,595
Loan commitment fees—Note 2	3,022
Interest expense—Note 2	668
Shareholder servicing costs—Note 3(b)	619
Miscellaneous	12,516
Total Expenses	1,000,084
Investment Income—Net	453,179
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(15,423,683)
Capital gain distributions from affiliated issuers	912
Net Realized Gain (Loss)	(15,422,771)
Net change in unrealized appreciation (depreciation) on investments	(17,581,288)
Net Realized and Unrealized Gain (Loss) on Investments	(33,004,059)
Net (Decrease) in Net Assets Resulting from Operations	(32,550,880)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	453,179	1,403,807
Net realized gain (loss) on investments	(15,422,771)	(5,993,372)
Net change in unrealized appreciation (depreciation) on investments	(17,581,288)	48,833,624
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,550,880)	44,244,059
Distributions ($):
Distributions to shareholders:
Initial Shares	(1,469,047)	(28,402,234)
Service Shares	(66,238)	(3,065,222)
Total Distributions	(1,535,285)	(31,467,456)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,535,499	92,678,116
Service Shares	750,096	1,188,417
Distributions reinvested:
Initial Shares	1,469,047	28,402,234
Service Shares	66,238	3,065,222
Cost of shares redeemed:
Initial Shares	(21,204,414)	(20,097,158)
Service Shares	(1,059,261)	(2,084,925)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,442,795)	103,151,906
Total Increase (Decrease) in Net Assets	(44,528,960)	115,928,509
Net Assets ($):
Beginning of Period	277,949,504	162,020,995
End of Period	233,420,544	277,949,504
Capital Share Transactions (Shares):
Initial Shares
Shares sold	303,879	2,456,530
Shares issued for distributions reinvested	51,564	710,411
Shares redeemed	(564,957)	(497,256)
Net Increase (Decrease) in Shares Outstanding	(209,514)	2,669,685
Service Shares
Shares sold	24,940	30,881
Shares issued for distributions reinvested	2,444	80,621
Shares redeemed	(31,052)	(53,631)
Net Increase (Decrease) in Shares Outstanding	(3,668)	57,871

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Initial Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	41.78	41.20	60.91	49.44	46.02	47.78
Investment Operations:
Investment income (loss)—net[a]	.07	.26	(.06)	(.12)	(.02)	(.13)
Net realized and unrealized gain (loss) on investments	(5.36)	8.35	(9.48)	12.21	7.07	(.91)
Total from Investment Operations	(5.29)	8.61	(9.54)	12.09	7.05	(1.04)
Distributions:
Dividends from net realized gain on investments	(.25)	(8.03)	(10.17)	(.62)	(3.63)	(.72)
Net asset value, end of period	36.24	41.78	41.20	60.91	49.44	46.02
Total Return (%)	(12.51)[b]	21.78	(19.08)	24.69	17.07	(2.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.84	.84	.85	.86	.85
Ratio of net investment income (loss) to average net assets	.41[c]	.64	(.12)	(.22)	(.05)	(.27)
Portfolio Turnover Rate	34.42[b]	65.42	67.90	70.11	88.08	65.26
Net Assets, end of period ($ x 1,000)	218,227	260,321	146,730	189,582	162,171	151,992

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Service Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	39.65	39.53	58.98	48.01	44.90	46.75
Investment Operations:
Investment income (loss)—net[a]	.03	.16	(.19)	(.25)	(.13)	(.24)
Net realized and unrealized gain (loss) on investments	(5.08)	7.99	(9.09)	11.84	6.87	(.89)
Total from Investment Operations	(5.05)	8.15	(9.28)	11.59	6.74	(1.13)
Distributions:
Dividends from net realized gain on investments	(.15)	(8.03)	(10.17)	(.62)	(3.63)	(.72)
Net asset value, end of period	34.45	39.65	39.53	58.98	48.01	44.90
Total Return (%)	(12.61)[b]	21.49	(19.29)	24.37	16.79	(2.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.09	1.09	1.10	1.11	1.10
Ratio of net investment income (loss) to average net assets	.17[c]	.41	(.37)	(.47)	(.30)	(.52)
Portfolio Turnover Rate	34.42[b]	65.42	67.90	70.11	88.08	65.26
Net Assets, end of period ($ x 1,000)	15,194	17,628	15,291	20,322	17,353	16,528

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

18

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	228,061,640	-	-	228,061,640
Investment Companies	15,702,669	-	-	15,702,669

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2020, the market value of the collateral was 99.98% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

20

manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $22,497 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $5,363,505 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. These short-term losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $6,559,931 and long-term capital gains $24,907,525. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal

22

to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2020 was approximately $52,747 with a related weighted average annualized interest rate of 2.55%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2020, Service shares were charged $18,303 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

redemptions. During the period ended June 30, 2020, the fund was charged $527 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $15,370 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $142,757, Distribution Plan fees of $3,107, custodian fees of $3,600, Chief Compliance Officer fees of $4,695 and transfer agency fees of $188.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2020, amounted to $77,873,306 and $91,229,020, respectively.

At June 30, 2020, accumulated net unrealized appreciation on investments was $6,700,498, consisting of $42,440,583 gross unrealized appreciation and $35,740,085 gross unrealized depreciation.

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 10-11, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of small-cap core funds underlying variable insurance products (“VIPs”) (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the three-year period when performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and/or Performance Universe during certain periods under review. The Board noted that the Adviser had made changes to the portfolio management team for the fund in March 2019.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were slightly higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee

26

information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to continue to evaluate the fund’s performance in light of the Adviser’s recent additions to the portfolio management team.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

28

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

29

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0121SA0620

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Variable Investment Fund

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      August 7, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      August 6, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)